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                                                                       EXHIBIT 6
                         COMMERCIAL SECURITY AGREEMENT

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Borrower: InMedica Development Corporation   Lender: Larry E. Clark
          (TIN:                                      1036 Oak Hills Way
           495 East 4500 South, Suite  230           Salt Lake City, Utah 84108
           Salt Lake City, Utah 84107


Grantor:  InMedica Development Corporation
          (TIN:                          )
           495 East 4500 South, Suite 230
           Salt Lake City, Utah 84107

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     THIS COMMERCIAL SECURITY AGREEMENT IS ENTERED INTO BETWEEN INMEDICA
DEVELOPMENT CORPORATION (REFERRED TO BELOW AS "BORROWER"); INMEDICA DEVELOPMENT CORPORATION (REFERRED TO BELOW AS "GRANTOR"); AND LARRY E. CLARK (REFERRED TO BELOW AS "LENDER"). FOR VALUABLE CONSIDERATION, GRANTOR HEREBY GRANTS, CONVEYS, ASSIGNS, AND PLEDGES TO LENDER AS COLLATERAL, A SECURITY INTEREST IN GRANTOR'S ENTIRE INTEREST IN THE COLLATERAL, WHETHER NOW EXISTING OR HEREAFTER ACQUIRED, TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

     DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all

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exhibits and schedules attached to this Commercial Security Agreement from time to time.

     BORROWER. The word "Borrower" means each and every person or entity signing the Note, including without limitation InMedica Development Corporation.

     COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

A CERTAIN LICENSING AGREEMENT BETWEEN INMEDICA DEVELOPMENT CORPORATION AND JOHNSON & JOHNSON MEDICAL, INC. DATED JUNE 15, 1995

In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

     (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions of any property described above.

     (b) All products and produce of any of the property described in this Collateral section.

     (c) All accounts, contract rights, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

     (d) All proceeds (including insurance proceeds) from the sale, destruction, los, or other disposition of any of the property described in this Collateral section.

     (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

     EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

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     GRANTOR.  The word "Grantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

     INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor or Borrower is responsible under this Agreement or under any of the Related Documents.

     LENDER. The word "Lender" means LARRY E. CLARK, his successors and assigns.

     NOTE. The word "Note" means the note of credit agreement dated September 15, 1995, in the principal amount of $500,000.00 from Borrower to First Interstate Bank of Utah, N.A., together with all renewals of, extensions of, modifications of refinancings of, consolidations of and substitutions for the note or credit agreement. Lender has guaranteed the Note to said First Interstate Bank of Utah, N.A. on behalf of Borrower.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

BORROWER'S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (a) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (b) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (c) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (a) this Agreement is executed at Borrower's request and not at the request of Lender;
(b) Grantor has the full right, power and

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authority to enter into this Agreement and to pledge the Collateral to Lender;
(c) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (d) Lender has made no representation to Grantor about Borrower or Borrower's creditworthiness.

GRANTOR'S WAIVERS. Grantor waives all requirements of presentment, protest, demand and notice of dishonor or non-payment to Grantor, Borrower, or any other party to the Indebtedness or the Collateral. Lender may do any of the following with respect to any obligation of any Borrower, without first obtaining the consent of Grantor; (a) grant an extension of time for any payment, (b) grant any renewal, (c) permit any modification of payment terms or other terms, or (d) exchange or release any Collateral or other security. No such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Grantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Grantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Grantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. Section 547(b), or any successor provision of the Federal Bankruptcy laws.

RIGHT OF SETOFF. Grantor and Borrower hereby grant to Lender a right of setoff and authorize Lender to charge or setoff all indebtedness hereunder against any amount which Lender may owe to Borrower or Grantor.

OBLIGATIONS OF GRANTOR.  Grantor warrants and covenants to Lender as follows:

     ORGANIZATION. Grantor is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Utah.

     AUTHORIZATION. The execution, delivery and performance of this Agreement by Grantor has been duly authorized by all necessary action by Grantor and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Grantor of (b) any law, governmental regulation, court decree, or order applicable to Grantor.

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     PERFECTION OF SECURITY INTEREST.  Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor.

     NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.

     LOCATION OF THE COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

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     REMOVAL OF COLLATERAL.  Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extend that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Utah, without the prior written consent of Lender.

     TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business doe not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

     TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement and the Security Interest granted to First Interstate Bank of Utah N.A. on September 9, 1995. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

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     COLLATERAL SCHEDULES AND LOCATIONS.  Insofar as the Collateral consists of inventory, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extend and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

     MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral whenever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

     TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, reasonably attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

     COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, including without limitation all environmental laws, ordinances, rules and regulations, now or hereafter in effect, applicable to the

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ownership, production, disposition, or use of the Collateral.  Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

     HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq. the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waivers any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

     MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such notice. Each insurance policy also shall include an endorsement providing

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that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

     APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonably cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to repay the Indebtedness.

     INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility of the payment of premiums shall remain Grantor's sole responsibility.

     INSURANCE REPORTS.  Grantor, upon request of Lender,

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shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or place on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right

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shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Indebtedness.

     ENVIRONMENTAL DEFAULT. Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in any environmental agreement executed in connection with any Loan.

     OTHER DEFAULTS. Failure of Grantor or Borrower to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or failure of Borrower to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     DEATH OR INSOLVENCY. The death of Grantor or Borrower or the dissolution or termination of Grantor or Borrower's existence as a going business, the insolvency of Grantor or Borrower, the appointment of a receiver for any part of Grantor or Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor or Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or Borrower or by any governmental agency against the Collateral or any other collateral securing the Indebtedness.

     EVENTS AFFECTION GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     INSECURITY.  Lender, in good faith, deems itself insecure.

RIGHTS AND REMEDIES ON DEFAULT.  If an Event of Default occurs

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under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Utah Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness, including any prepayment penalty which Borrower would be required to pay, immediately due and payable, without notice.

     ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonably notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in it discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may

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determine.  Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel payer, chooses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Borrower for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Borrower shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition. Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor or Borrower under this Agreement, after Grantor or Borrower's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.

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No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Utah. If there is a lawsuit, Grantor and Borrower agree upon Lender's request to submit to the jurisdiction of the courts of Salt Lake County, State of Utah. Subject to the provisions on arbitration, this Agreement shall be governed by and construed with the laws of the State of Utah.

     ARBITRATION.

     BINDING ARBITRATION. Upon demand of any party ("Party/Parties"), to a Document (as defined below), whether made before the institution of any judicial preceding or not more than sixty (60) days after service of a complaint, third party complaint, cross-claim or counterclaim or any answer thereto or any amendment to any of the above, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this Arbitration Program. A "Dispute" shall include any action, dispute, claim or controversy of any kind, whether founded in contract, tort, statutory or common law, equity, or otherwise, now existing or hereafter arising between any of the Parties arising out of, pertaining to or in connection with any agreement, document or instrument to which this Arbitration Program is to submit to binding arbitration following a lawful demand by another Party shall bear all costs and expenses, including reasonable attorneys' fees, (including those incurred in any trial, bankruptcy proceeding or on appeal) incurred by the other Party in obtaining a stay of any pending judicial proceeding and compelling arbitration of any Dispute. The parties agree that any agreement, document or instrument which includes, attaches to or incorporates this Arbitration Program represents a transaction involving commerce as that term is used in the Federal Arbitration Act, ("FAA") Title 9 United States Code. THE PARTIES UNDERSTAND THAT BY THIS AGREEMENT THEY HAVE DECIDED THAT THEIR DISPUTES SHALL BE RESOLVED BY BINDING ARBITRATION RATHER THAN IN COURT, AND ONCE DECIDED BY ARBITRATION NO DISPUTE CAN LATER BE BROUGHT, FILED OR PURSUED IN COURT.

     GOVERNING RULES. Arbitrations conducted pursuant to this Arbitration Program shall be administered by the American Arbitration Association ("AA"), or other mutually agreeable administrator ("Administrator") in accordance with the terms of this Arbitration Program and the Commercial Arbitration Rules of the AA. Proceedings hereunder shall be governed by the provisions of the Federal Arbitration Act (Title 9 of the United States Code). The arbitrator(s) shall resolve all disputes in accordance with the applicable substantive law designed in the Documents. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction; provided, however that nothing herein shall be construed to be a waiver by any party that is a bank of the protections afforded pursuant to 12 U.S.C. 91 or any similar applicable state law.

     PRESERVATION OF REMEDIES. No provision of, nor the exercise of any rights under, this arbitration clause shall limit the right of any Party to: (a) foreclose against any real or personal property collateral or other security, or obtain a personal or deficiency award; (b) exercise self-help remedies (including repossession and setoff rights); or (c) obtain provisional or ancillary remedies such as injunctive relief, sequestration, attachment, replevin, garnishment, or the appointment of a receiver from a court having jurisdiction. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action as described above shall not constitute a waiver of the right of any Party to submit the Dispute to arbitration, nor render inapplicable the compulsory arbitration provisions hereof. Any claim or Dispute related to exercise of any self-help, auxiliary or other rights under this paragraph shall be a Dispute hereunder.

     ARBITRATOR POWERS AND QUALIFICATIONS: AWARDS. The Parties agree to select a neutral "qualified" arbitrator or a panel of three "qualified" arbitrators to resolve any Dispute hereunder. "Qualified" means a practicing attorney, with not less than ten (10) years practice in commercial law, licensed to practice in the state of the applicable substantive law designated in the Documents. A Dispute in which the claims or amounts in controversy do not exceed $1,000,000.00, shall be decided by a single arbitrator. A single arbitrator shall have authority to render an award up to but not to exceed $1,000,000.00 including all damages of any kind whatsoever, costs, fees, attorneys' fees and expenses. Submission to a single arbitrator shall be a waiver of all Parties' claims to recover more than $1,000,000.00. A Dispute involving claims or amounts in controversy exceeding $1,000,000.00 shall be decided by a majority vote of a panel of three qualified arbitrators. An arbitration panel shall be composed of one arbitrator who would be qualified to sit as a single arbitrator hereunder, one who has at least ten years experience in commercial lending and one with at least ten years experience in the Borrower's industry. The arbitrator(s) shall be empowered to, at the written request of any Party in any Dispute, (a) to consolidate in a single proceeding any multiple party claims that are substantially identical or based upon the same underlying transaction;
(b) to consolidate any claims and Disputes between other Parties which arise out of or relate to the subject matter hereof, including all claims by or against borrowers, guarantors, sureties and or owners of collateral; and (c) to administer multiple arbitration claims as class action in accordance with Rule 23 of the Federal Rules of Civil Procedure. In any consolidated proceeding the first arbitrator(s) selected in any proceeding shall conduct the consolidated proceeding unless disqualified due to conflict of interest. The arbitrator(s) shall be empowered to resolve any dispute regarding the terms of this arbitration clause, including questions about the arbitrability of any Dispute, but shall have no power to change or alter the terms of this Arbitration Program. The prevailing Party in any Dispute shall be entitled to recover its reasonable attorneys' fees in any arbitration, and the arbitrator(s) shall have the power to award such fees. The award of the arbitrator(s) shall be in writing and shall set forth the factual and legal basis for the award.

     MISCELLANEOUS. All statutes of limitation applicable to any Dispute shall apply to any proceeding in accordance with this arbitration clause. The Parties agree, to the maximum extent practicable, to take any action necessary to conclude an arbitration hereunder within 180 days of the filing of a Dispute with the Administrator. The arbitrator(s) shall be empowered to impose sanctions for any Party's failure to proceed within the times established herein. Arbitrations shall be conducted in the state of the applicable substantive law designated in the Documents. The provisions of this Arbitration Program shall survive any termination, amendment, or expiration hereof or of the Documents unless the Parties otherwise expressly agree in writing. Each Party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the Parties or as required by applicable law or regulation. If any provision of this Arbitration Program is declared invalid by any court, the remaining provisions shall not be affected thereby and shall remain fully enforceable.

     ATTORNEYS' FEES; EXPENSES. Grantor and Borrower agree to pay upon demand all of Lender's costs and expenses, including reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not a salaried employee of Lender and whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor and Borrower also shall pay all court costs and such additional fees as may be directed by the court.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to be used to interpret or define the provisions of this Agreement.

     MULTIPLE PARTIES. All obligations of Grantor and Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower, and all references to Grantor shall mean each and every Grantor. This means that each of the Borrowers signing below is responsible for ALL obligations in this Agreement.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor or Borrower, notice to any Grantor or Borrower will constitute notice to all Grantor and Borrowers. For notice purposes, Grantor or Borrower agrees to keep Lender informed at all times of Grantor or Borrower's current address(es).

     POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to settle or compromise any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects hall remain valid and enforceable.

     SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     WAIVER. Lender shall not be deemed to have waived any rights under this agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of such right or any other right. A wavier by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

EACH BORROWER AND GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND EACH BORROWER

AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED ____________________, 1995.


BORROWER:
InMedica Development Corporation



BY: /S/ LARRY E. CLARK
   -------------------------
  Larry E. Clark, President/CEO

GRANTOR:
InMedica Development Corporation



BY: /S/ LARRY E. CLARK
   -------------------------
  Larry E. Clark, President/CEO

This FINANCING STATEMENT is presented to a filing officer pursuant to the
           Uniform Commercial Code
-----------------------------------------------------------------------------

 1.  Debtor(s) (Last Name First) and address(es)       2.  Secured Party(ies) and address(es)
     INMEDICA DEVELOPMENT CORPORATION                      LARRY E. CLARK
     495 EAST 4500 SOUTH, SUITE 230                        1036 OAK HILLS WAY
     SALT LAKE CITY, UTAH 84107                            SALT LAKE CITY, UTAH 84108
     ----------------------------                        ---------------------------------
4.  This Financial Statement covers the following types (or items) of property:
SEE ATTACHED EXHIBIT TO UCC FINANCING STATEMENT          6.  Gross sales price
DATED OCTOBER                                                of collateral             For Filing

_________________, 1995
Officer (Date, Time,

                                                                        Number, and Filing Office)
                                                             $

                                                             $

The Secured party is_________is not________a seller or                       or use tax paid to 5.
Assignee(s) of Secured Party
purchase money lender of the collateral.                     State of                           and Address(es)
------------------------------------------------------------------------------------------------------------------
This statement is filed without the debtor's signature to perfect a security interest in collateral.
(Check [ ] if so)       Microfile No.
     [ ]  already subject to a security interest in another jurisdiction when it was brought into this state.
     [ ]  which is proceeds of the original collateral described above in which a security interest was perfected:

------------------------------------------------------------------------------------------------------------------
Check [X] if covered: [X] Proceeds of Collateral are also covered.  [X] Products of collateral are also covered.
No. of additional sheets presented
                                                                                             1
------------------------------------------------------------------------------------------------------------------
3.  Maturity Date (if any):              Approved by Department of
    Commerce Division of
                                         Corporations and Commercial Code.
--------------------------------------------------------------------------------

InMEDICA DEVELOPMENT CORPORATION                       LARRY E. CLARK


By: /s/ Larry E. Clark                                  By: /s/ Larry E. Clark
   ------------------------------------                    -------------------
        Larry E. Clark, President                       Signature(s) of Secured Party(ies)

                           Standard Form - Form UCC-1
                                (5) DEBTOR COPY

                       EXHIBIT TO UCC FINANCING STATEMENT



                                                             October _____, 1995

This Exhibit is attached to and is a part of the UCC Financing Statement executed in connection with a loan between Larry E. Clark; and InMedica Development Corporation (SSN or TIN:).

COLLATERAL DESCRIPTION:

     A certain licensing agreement between InMedica Development Corporation and Johnson & Johnson Medical, Inc. dated June 15, 1995; whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds).



This Exhibit is executed on the same date as the UCC Financing Statement by FIRST INTERSTATE BANK OF UTAH, N.A., and the undersigned.

INMEDICA DEVELOPMENT CORPORATION      LARRY E. CLARK

By: /s/ Larry E. Clark                  /s/ Larry E. Clark
    ------------------------------      ------------------------------

By:
   -------------------------------      ------------------------------
           Larry E. Clark, President